SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 20, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                       0-21527                 06-1276882
     --------                       -------                 ----------
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit
           Plan.

This Current Report discloses an update to the blackout period being imposed on directors and executive officers of Vertrue Incorporated (the "Company"), in connection with the extension of its self-tender offer.

On December 15, 2004, the Company announced an extension of its self-tender offer from 5:00 P.M., New York City time, on December 15, 2004, until 5:00 P.M., New York City time, on January 7, 2005, unless the Company extends the tender offer further. The blackout period imposed in connection with the tender offer was originally scheduled to begin on December 13, 2004 and end during the week of December 19, 2004. Because the expiration date of the tender offer was extended, the dates of the blackout period have changed. The blackout period is now expected to begin on January 5, 2005 and end during the week of January 17, 2005. On December 20, 2004, the Company sent a notice to its directors and executive officers informing them of the change in the blackout period dates. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)  Exhibits:
     99.1 Notice of Imposition of Blackout Period Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 dated December 20, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 VERTRUE INCORPORATED
                                 (Registrant)


Date:  December 20, 2004
                                By: /s/ Gary A. Johnson
                                    --------------------------------
                                    NAME: Gary A. Johnson
                                    TITLE: President and Chief Executive Officer

                                INDEX TO EXHIBITS


No.      Description
---      -----------
99.1 Notice of Imposition of Blackout Period Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 dated December 20, 2004.